FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This FIRST Amendment to Loan and Security Agreement is entered into as of March 22, 2018 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”), and PRECISION OPINION, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 13, 2017, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Borrower acknowledges that there are existing and uncured Events of Default arising from (i) Borrower’s failure to comply with (i) the Asset Coverage Ratio covenant set forth in Section 6.9(b) of the Agreement for the period ended December 31, 2017 and January 31, 2018 and (ii) the EBITDA covenant set forth in Section 6.9(a)(ii) of the Agreement for the period ending December 31, 2017 (collectively, the “Existing Defaults”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Existing Default. Bank does not waive Borrower’s obligations under such section after the date hereof and as amended herein, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

2. Section 3.2(a) is amended and restated in its entirety to read as follows:

(a) timely receipt by Bank of the Advance Request Form as provided in Section 2.1, along with a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto;

3. Section 2.3(a)(i) of the Agreement is amended and restated in its entirety to read as follows:

(i) Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to four percent (4.0%) above the Prime Rate.

4. The fourth sentence in Section 2.3(d) is amended and restated in its entirety to read as follows:

Within two Business Days after clearance of any checks, Bank shall credit any amounts paid into the Bancontrol Account first against any amounts outstanding under the Revolving Facility, and then any remaining balance of such amount shall be credited to Borrower’s operating account.

5. The following is added as a new subsection (j) to the end of Section 6.3:

(j) Borrower shall provide to Bank a rolling twelve (12) week cash flow forecast on the Monday of each week.

6. Section 6.9(a) of the Agreement is amended and restated in its entirety to read as follows:

(a) Performance to Plan – EBITDA. Measured on the last day of each quarter, Borrower’s trailing three (3) month EBITDA shall not negatively deviate by more than 25% from Borrower’s projected EBITDA for such period as set forth in Borrower’s Financial Plan, which for 2018 is attached hereto as Exhibit E and set forth below.

Period Ending	Projected trailing 3 month EBITDA	Minimum Required trailing 3 month EBITDA
March 31, 2018	$282,399	$211,799
June 30, 2018	$1,088,871	$816,653
September 30, 2018	$668,853	$501,640
December 31, 2018	$729,399	$547,049

7. Section 6.9(b) of the Agreement is amended and restated in its entirety to read as follows:

(b) Asset Coverage Ratio. Borrower shall maintain a minimum ratio of (i) unrestricted cash maintained at Bank plus Eligible Accounts plus Eligible Unbilled Accounts to (ii) all Obligations owing to Bank of at least 1.25 to 1.00, measured on the last day of each month.

8. Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

9. Exhibit E to the Agreement is replaced in its entirety with the Exhibit E attached hereto.

10. On the date hereof Bank has earned a waiver and amendment fee in the amount of $15,000 (the “Waiver Fee”), which Bank has agreed can be paid in two installments, fifty percent (50%) of the Waiver Fee shall be paid on the date hereof, and the remaining fifty percent (50%) shall be paid on the earlier of the date all Credit Extensions are due and payable or are repaid or the thirtieth (30th) day after the date hereof. Failure to timely pay the Waiver Fee shall constitute an Event of Default to which no cure period automatically applies.

11. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that except as set forth above, no Event of Default has occurred and is continuing.

12. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

2

13. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

14. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) affirmation and amendment to Subordination Agreement executed by Michael France and Guthrie Rebel;

(c) unconditional guaranty executed by James T. Medick;

(d) subordination agreement executed by James T. Medick;

(e) a waiver and amendment fee equal to $15,000, plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PRECISION OPINION, INC.

By:	/s/ James T. Medick
Name:	James T. Medick
Title:	President

HERITAGE BANK OF COMMERCE

By:	/s/ Karla Schrader
Name:	Karla Schrader
Title:	Vice President

4

Exhibit D

Compliance Certificate

TO:	HERITAGE BANK OF COMMERCE

FROM:	PRECISION OPINION, INC.

The undersigned authorized officer of Precision Opinion, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Rolling 12 week cash flow forecast	Weekly on Monday	yes
Borrowing Base Certificate	Monthly within 15 days	Yes	No
Inventory listing	Monthly within 15 days	Yes	No
A/R & A/P Agings	Monthly within 15 days	Yes	No
Sales journal	Monthly within 15 days	Yes	No
Collections journal	Monthly within 15 days	Yes	No
Deferred revenue listing (if applicable)	Monthly within 15 days	Yes	No
Monthly financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual financial statements (CPA Audited)	Annually within 150 days of FYE	Yes	No
Tax returns with Schedules (CPA Prepared)	Annually within 15 days of filing	Yes	No
Annual operating projections approved by board of directors	Annually by January 31 of each year	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R and Collateral Audit	Initial and semi-annually	Yes	No
IP Notices	As required under Section 6.10	Yes	No

Financial Covenant	Required	Actual	Complies

Trailing 3 month EBITDA – quarterly	Negative deviation ≤ 25% from Financial Plan	$_________%	Yes	No
Minimum Asset Coverage Ratio – monthly	1.25 : 1.00	____ : 1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes No

DATE

2

EXHIBIT E

	2018 Forecast - Precision Opinion
	Jan	Feb	Mar	Apr	May	June	July	Aug	Sept	Oct	Nov	Dec	Full Year

Total Revenue	$864,613	$867,925	$1,192,325	$2,168,887	$1,857,468	$1,624,430	$1,489,325	$1,489,325	$1,689,325	$1,769,058	$1,444,058	$1,344,058	$17,800,797

Total Direct Costs	$474,014	$494,835	$688,920	$1,347,854	$1,172,006	$948,756	$879,047	$932,243	$1,062,408	$1,106,117	$842,515	$774,718	$10,723,433
Gross Margin	$390,599	$373,090	$503,405	$821,034	$685,461	$675,673	$610,278	$557,082	$626,917	$662,941	$601,543	$569,340	$7,077,364
	45.2%	43.0%	42.2%	37.9%	36.9%	41.6%	41.0%	37.4%	37.1%	37.5%	41.7%	42.4%	39.8%
Overhead Expense
Las Vegas Rent	$37,966	$38,000	$38,000	$32,900	$32,900	$38,000	$38,000	$38,000	$38,000	$38,000	$38,000	$38,000	$445,766
Storage	$1,622	$2,573	$2,573	$2,573	$-	$-	$-	$-	$-	$-	$-	$-	$9,341
Utilities	$5,000	$5,000	$5,000	$5,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$5,000	$5,000	$90,000
Repairs/Maintenance	$7,387	$2,500	$3,500	$4,500	$7,500	$15,000	$15,000	$15,000	$5,000	$5,000	$5,000	$5,000	$90,387
Equipment Rentals	$994	$994	$994	$994	$994	$994	$994	$994	$994	$994	$994	$994	$11,925
Travel & Entertainment	$4,344	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$97,844
Auto/Bus Expense	$3,275	$2,300	$2,300	$2,300	$2,300	$2,300	$2,300	$2,300	$2,300	$2,300	$2,300	$2,300	$28,575
Professional Development	$45	$-	$-	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$45,045
Payroll Processing	$3,545	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$53,045
Medical/Dental Insurance	$14,820	$14,750	$17,500	$17,500	$17,500	$19,000	$19,000	$19,000	$19,000	$19,000	$19,000	$19,000	$215,070
Liab. Insurance/Workers Comp	$11,181	$4,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$75,181
Insurance	$6,917	$6,917	$6,917	$6,917	$6,917	$6,917	$6,917	$6,917	$6,917	$6,917	$6,917	$6,917	$83,009
Contrbutions	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$12,000
Legal Fees	$2,654	$6,500	$3,500	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000	$57,654
Accounting/Professional	$-	$3,500	$3,500	$3,500	$3,500	$3,500	$3,500	$3,500	$3,500	$3,500	$3,500	$3,500	$38,500
Consulting	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$6,000	$72,000
Advertising/Promotion	$613	$2,750	$5,000	$5,000	$7,500	$7,500	$7,500	$7,500	$7,500	$7,500	$7,500	$7,500	$73,363
Subscriptions/Dues	$1,769	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$29,269
Employee Recruiting	$750	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$11,750
Office Supplies	$5,279	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$65,779
Posatage/Shipping	$2,124	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$18,624
Bank Serve Charges	$720	$1,200	$1,200	$1,200	$1,200	$1,200	$1,200	$1,200	$1,200	$1,200	$1,200	$1,200	$13,920
Nevada Modified Business Tax	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$12,000	$12,000	$12,000	$15,000	$15,000	$15,000	$141,000
Depreciation	$29,113	$29,113	$29,113	$29,113	$29,113	$29,113	$29,113	$29,113	$29,113	$29,113	$29,113	$29,113	$349,357
Amortization	$41,608	$41,608	$41,608	$41,608	$41,608	$41,608	$41,608	$41,608	$41,608	$41,608	$41,608	$41,608	$499,295
Interest Expense
Heritage Bank Line	$13,033	$8,000	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$8,500	$106,033
Super G Term	$43,561	$43,561	$43,561	$36,450	$33,906	$31,271	$28,539	$25,708	$22,776	$19,735	$16,586	$13,323	$358,978
Shareholder Notes	$8,333	$8,333	$8,333	$8,333	$8,333	$8,333	$8,333	$8,333	$8,333	$8,333	$8,333	$8,333	$100,000
	$263,652	$262,100	$267,600	$262,888	$268,271	$279,736	$279,004	$276,173	$263,241	$263,200	$255,051	$251,788	$3,192,708
	30.5%	30.2%	22.4%	12.1%	14.4%	17.2%	18.7%	18.5%	15.6%	14.9%	17.7%	18.7%	17.9%
Overhead Salaries
Management	$164,519	$185,967	$185,967	$195,967	$195,967	$195,967	$195,967	$195,967	$195,967	$195,967	$195,967	$195,967	$2,300,156
Payroll Taxes	$15,077	$18,597	$18,597	$19,597	$19,597	$19,597	$19,597	$19,597	$19,597	$19,597	$19,597	$19,597	$228,641
	$179,596	$204,564	$204,564	$215,564	$215,564	$215,564	$215,564	$215,564	$215,564	$215,564	$215,564	$215,564	$2,528,797
Total Overhead Expense	$443,248	$466,664	$472,164	$478,452	$483,835	$495,300	$494,568	$491,737	$478,805	$478,764	$470,615	$467,352	$5,721,505
Operating Income	$(52,649)	$(93,573)	$31,241	$342,581	$201,626	$180,373	$115,710	$65,345	$148,112	$184,177	$130,928	$101,988	$1,355,859
	-6.1%	-10.8%	2.6%	15.8%	10.9%	11.1%	7.8%	4.4%	8.8%	10.4%	9.1%	7.6%	7.6%

EBITDA	$83,000	$37,042	$162,357	$466,586	$323,087	$299,199	$231,803	$178,607	$258,442	$291,466	$235,068	$202,865	$2,769,522
	9.6%	4.3%	13.6%	21.5%	17.4%	18.4%	15.6%	12.0%	15.3%	16.5%	16.3%	15.1%	15.6%

T3M EBITDA			$282,399			$1,088,871			$668,853			$729,399
Required 75%			$211,799			$816,653			$501,640			$547,049
Allowable Variance			$70,600			$272,218			$167,213			$182,350